                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      -----------------------------------

        Date of Report (Date of earliest event reported): January 23, 2002

                        AFFILIATED MANAGERS GROUP, INC.
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               (Exact name of Registrant as specified in charter)

          Delaware                     0001-13459                043218510
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(State or other jurisdiction    (Commission file number)       (IRS employer
      of incorporation)                                      identification no.)

                  600 Hale Street, Prides Crossing, MA 01965
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              (Address of principal executive offices) (Zip code)

                                 (617) 747-3300
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              (Registrant's telephone number, including area code)


                       Two International Place, 23rd Floor
                                 Boston, MA 02110
                       -----------------------------------
                          (Registrant's former address)

Item 5.  Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.


Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press Release, dated January 23, 2002 (filed for informational purposes).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AFFILIATED MANAGERS GROUP, INC.


Date: February 20, 2002              /s/ Darrell W. Crate
                                     -------------------------------
                                     DARRELL W. CRATE
                                     Executive Vice President,
                                     Chief Financial Officer and Treasurer
                                     (and also as Principal Financial and
                                     Accounting Officer)

                                    Exhibits

Exhibit 99.1 -- Press Release, dated January 23, 2002 (filed for informational purposes).